
                       INTERMEDIATE BOND FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                              November 1, 2006
                    (as supplemented February 15, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Intermediate Bond Fund of
America (the "fund" or "IBFA") dated November 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                       Intermediate Bond Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                  Intermediate Bond Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents).

..    The fund will primarily invest in debt securities rated A or better by a nationally recognized statistical rating organization or unrated but determined to be of equivalent quality by the fund's investment adviser.

..    The fund may invest up to 10% of its assets in securities rated BBB or Baa
     (or in unrated securities determined to be of equivalent quality by the fund's investment adviser).

MATURITY

..    The fund's dollar-weighted average maturity will be no less than three years and no longer than five years. The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. The prices of these securities can be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of

                  Intermediate Bond Fund of America -- Page 2

     economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to

                  Intermediate Bond Fund of America -- Page 3

any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the

                  Intermediate Bond Fund of America -- Page 4

     credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall.
While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

                  Intermediate Bond Fund of America -- Page 5

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

INVESTING IN VARIOUS COUNTRIES -- The fund may only invest in non-U.S.
securities that are U.S. dollar-denominated and are in the three highest rating categories. Accordingly, the risks described below are substantially lessened.

Investing outside the United States involves special risks, caused by, among other things: fluctuating local currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation and greater market volatility. However, in the opinion of the fund's investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank

                  Intermediate Bond Fund of America -- Page 6

notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund's objectives.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.

The fund does not currently intend to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2006 and 2005 were 71% and 76%, respectively.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                  Intermediate Bond Fund of America -- Page 7

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities ("U.S. government securities") if, immediately after and as a result of such investment, more than
5% of the value of the fund's total assets would be invested in securities of the issuer;

 2.  Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities;

 3.  Invest in companies for the purpose of exercising control or management;

 4.  Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 5.  Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

 6.  Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate,
10% of the value of the fund's total assets;

 7.  Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

 8.  Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities;

 9.  Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

                  Intermediate Bond Fund of America -- Page 8

10.  Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11.  Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12.  Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

13.  Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14.  Invest in interests in oil, gas, or other mineral exploration or development programs;

15.  Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof;

17.  Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

A further investment policy of the fund, which may be changed by action of the
Board of Trustees without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer. With respect to
Investment Restriction #15, investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the fund's net assets, with no more than 2% being unlisted on the New York or American Stock Exchanges.
(Warrants acquired by the fund in units or attached to securities may be deemed to be without value.)

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange
Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.

NONFUNDAMENTAL POLICY -- The following policy may be changed without shareholder approval.

The fund may not issue senior securities, except as permitted by the 1940 Act.

                  Intermediate Bond Fund of America -- Page 9

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

                                                                 NUMBER OF
 NAME, AGE AND                                                 PORTFOLIOS/3/
 POSITION WITH FUND              PRINCIPAL OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED/2/)          DURING PAST FIVE YEARS        BY TRUSTEE             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr., 72    Corporate director and author;        15         Carnival Corporation
 Trustee (1999)               former U.S. Ambassador to
                              Spain; former Vice Chairman,
                              Knight-Ridder, Inc.
                              (communications company);
                              former Chairman and Publisher,
                              The Miami Herald
                              ----------------
-----------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 73    Private investor; former              20         Ducommun Incorporated;
 Trustee (1987)               President and CEO, The Mission                   IHOP Corporation;
                              Group (non-utility holding                       Southwest Water Company
                              company, subsidiary of
                              Southern California Edison
                              Company)
-----------------------------------------------------------------------------------------------------------
 Diane C. Creel, 57           Chairman of the Board,                13         Allegheny Technologies;
 Trustee (1994)               President and CEO, Ecovation,                    BF Goodrich;
                              Inc. (organic waste                              Foster Wheeler Ltd.
                              management); former President
                              and CEO, The Earth Technology
                              Corporation (international
                              consulting engineering)
                                                               --------------------------------------------
---------------------------------------------------------------
 Martin Fenton, 71            Chairman of the Board, Senior         17         None
 Chairman of the Board        Resource Group LLC
 (Independent and             (development and management of
 Non-Executive) (1989)        senior living communities)
                                                               --------------------------------------------
---------------------------------------------------------------
 Leonard R. Fuller, 60        President and CEO, Fuller             15         None
 Trustee (1994)               Consulting (financial
                              management consulting firm)
-----------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 60          President, Dumbarton Group LLC        18         JPMorgan Value
 Trustee (2005)               (consulting); former Executive                   Opportunities Fund
                              Vice President - Policy and
                              Oversight, NASD
-----------------------------------------------------------------------------------------------------------
 Richard G. Newman, 71        Chairman of the Board, AECOM          14         Sempra Energy;
 Trustee (1991)               Technology Corporation                           Southwest Water Company
                              (engineering, consulting and
                              professional technical
                              services)
-----------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 63         Principal, The Sanchez Family         13         None
 Trustee (1999)               Corporation dba McDonald's
                              Restaurants (McDonald's
                              licensee)
-----------------------------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 10

"INTERESTED" TRUSTEES/5,6/

                                PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
                                     AND POSITIONS              NUMBER OF
 NAME, AGE AND POSITION      HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 WITH FUND (YEAR FIRST        OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 ELECTED/2/)                          OF THE FUND              BY DIRECTOR            BY TRUSTEE
----------------------------------------------------------------------------------------------------------

 Abner D. Goldstine, 76      Senior Vice President and             13         None
 Vice Chairman of the        Director, Capital Research and
 Board (1987)                Management Company
----------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 57      Vice Chairman of the Board,           16         None
 Vice Chairman of the        Capital Research and
 Board (1987)                Management Company; Director,
                             The Capital Group Companies,
                             Inc.*
----------------------------------------------------------------------------------------------------------
 John H. Smet, 50            Senior Vice President, Capital         2         None
 President and Trustee       Research and Management
 (1993)                      Company; Director, American
                             Funds Distributors, Inc.*
----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 POSITION WITH FUND                   AND POSITIONS HELD WITH AFFILIATED ENTITIES
 (YEAR FIRST ELECTED/2/)               OR THE PRINCIPAL UNDERWRITER OF THE FUND
---------------------------------------------------------------------------------------

 David A. Hoag, 41               Senior Vice President, Capital Research Company*
 Vice President (2004)
---------------------------------------------------------------------------------------
 Thomas H. Hogh, 43              Vice President, Capital International Research, Inc.*
 Vice President (2004)
---------------------------------------------------------------------------------------
 Kristine M. Nishiyama, 36       Vice President and Counsel - Fund Business Management
 Vice President (2003)           Group, Capital Research and Management Company; Vice
                                 President and Counsel, Capital Bank and Trust
                                 Company*
---------------------------------------------------------------------------------------
 Kimberly S. Verdick, 42         Vice President - Fund Business Management Group,
 Secretary (1994)                Capital Research and Management Company
---------------------------------------------------------------------------------------
 Sharon G. Moseley, 38           Vice President - Fund Business Management Group,
 Treasurer (2002)                Capital Research and Management Company
---------------------------------------------------------------------------------------
 Susi M. Silverman, 36           Vice President - Fund Business Management Group,
 Assistant Treasurer (2001)      Capital Research and Management Company
---------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 11

/*/ Company affiliated with Capital Research and Management Company.

/1/ An "independent" trustee refers to a trustee who is not an "interested person"
    within the meaning of the 1940 Act.
/2/ Trustees and officers of the fund serve until their resignation, removal or retirement.

/3/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
    Endowments, whose shareholders are limited to certain nonprofit organizations.

/4/ This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
/5/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
    Management Company, or affiliated entities (including the fund's principal underwriter).
/6/ All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------

 "INDEPENDENT" TRUSTEES
-------------------------------------------------------------------------------
 Richard J. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper                    None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 John H. Smet                  Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
    Companies, Inc. retirement plan and 401(k) plan.

                  Intermediate Bond Fund of America -- Page 12

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each independent trustee an annual fee of
$3,000. If the aggregate annual fees paid to an independent trustee by all funds advised by the investment adviser is less than $50,000, that independent trustee would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the independent trustee serves as a trustee on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a trustee to oversee even one fund. An independent trustee who is chairman of the board (an "independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the other funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair an attendance fee (as described below) for each meeting of a committee of the board of trustees attended as a non-voting ex-officio member.

In addition, the fund generally pays to independent trustees a pro-rata portion of fees of: (a) $3,600 for each board of trustees meeting attended; (b) $1,500 for each meeting attended as a member of the nominating and governance committee; (c) $3,000 for each meeting attended as a member of the contracts committee; and (d) an annual fee of $6,160 for attending all audit committee meetings.

Independent trustees also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2006

                                                                        TOTAL COMPENSATION (INCLUDING
                                           AGGREGATE COMPENSATION           VOLUNTARILY DEFERRED
                                          (INCLUDING VOLUNTARILY             COMPENSATION/1/)
                                          DEFERRED COMPENSATION/1/)       FROM ALL FUNDS MANAGED BY
    NAME                                        FROM THE FUND          CAPITAL RESEARCH AND MANAGEMENT
                                                                          COMPANY OR ITS AFFILIATES/2/
-------------------------------------------------------------------------------------------------------

 Richard J. Capen, Jr./3/                        $5,049                         $141,420
-------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                         5,174                          368,920
-------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                7,201                           84,340
-------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                 8,358                          326,280
-------------------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/                             5,226                          215,420
-------------------------------------------------------------------------------------------------------
 R. Clark Hooper                                  5,242                          171,420
-------------------------------------------------------------------------------------------------------
 Richard G. Newman                                6,456                          157,340
-------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                 7,409                           86,840
-------------------------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 13

/1/ Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended August 31, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

/2/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
    Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating trustees is as follows: Richard G. Capen, Jr.
    ($34,100), H. Frederick Christie ($18,155), Diane C. Creel ($33,374), Martin
    Fenton ($42,164) and Leonard R. Fuller ($37,286). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of October 1, 2006, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on December 7, 1987. Although the board of trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, consisting of Class A, B, C,
F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule
18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
Note that CollegeAmerica/(R)/ account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings
Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

                  Intermediate Bond Fund of America -- Page 14

REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940
Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G.
Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2006 fiscal year.

The fund has a nominating and governance committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Three nominating and governance committee meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted

                  Intermediate Bond Fund of America -- Page 15

by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to

                  Intermediate Bond Fund of America -- Page 16

     eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A         7.71%
 201 Progress Parkway                                Class B         5.16
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         6.82
 4800 Deer Lake Drive, E., Floor 2                   Class C        13.71
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, INc.                      Class C         7.86
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Unified Trust Company, NA                           Class F        12.60
 2353 Alexandria Drive, Suite 100
 Lexington, KY 40504-3208
----------------------------------------------------------------------------
 PFPC Brokerage Services                             Class F        12.56
 760 Moore Road
 King of Prussia, PA 19406-1212
----------------------------------------------------------------------------
 Gutglass, Erickson, Bonville & Larson S.C.          Class R-1       7.46
 735 N. Water Street, Suite 1400
 Milwaukee, WI 53202-4106
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       8.18
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 CB&T Trustee                                        Class R-4       6.89
 8515 E. Orchard Road, #2T2
 Greenwood Village, CO 80111-5002
----------------------------------------------------------------------------
 Wilmington Trust Co.                                Class R-4       5.97
 P.O. Box 8880
 Wilmington, DE 19899-8880
----------------------------------------------------------------------------
 Stanton Trust Company, NA                           Class R-4       5.39
 3405 Annapolis Lane, N., Suite 100
 Minneapolis, MN 55447-5343
----------------------------------------------------------------------------
 New York Life Trust Co.                             Class R-4       5.26
 169 Lackawanna Avenue
 Parsippany, NJ 07054-1007
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5       5.24
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 17

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard,
Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies,
Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are principally

                  Intermediate Bond Fund of America -- Page 18

determined by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and
Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Intermediate Bond Fund of America portfolio counselors are measured include: the Lehman Brothers Government/Credit
1-7 Years ex. BBB Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF AUGUST 31, 2006:

                                       NUMBER             NUMBER
                                      OF OTHER           OF OTHER           NUMBER
                                     REGISTERED           POOLED           OF OTHER
                                     INVESTMENT         INVESTMENT         ACCOUNTS
                                  COMPANIES (RICS)   VEHICLES (PIVS)         THAT
                                        THAT               THAT           PORTFOLIO
                                     PORTFOLIO          PORTFOLIO         COUNSELOR
                  DOLLAR RANGE       COUNSELOR          COUNSELOR        MANAGES AND
                     OF FUND        MANAGES AND        MANAGES AND        ASSETS OF
   PORTFOLIO         SHARES        ASSETS OF RICS     ASSETS OF PIVS    OTHER ACCOUNTS
   COUNSELOR         OWNED/1/      IN BILLIONS/2/     IN BILLIONS/3/    IN BILLIONS/4/
-----------------------------------------------------------------------------------------

 John H. Smet      $100,001 --      6       $231.8         None           3       $2.42
                    $500,000
-----------------------------------------------------------------------------------------
 David A. Hoag     $500,001 --      1       $ 71.7         None              None
                   $1,000,000
-----------------------------------------------------------------------------------------
 Thomas H. Hogh      None/5/        3       $ 86.3      1      $0.20      7       $1.36
-----------------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
    $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

/2/ Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/ Represents funds advised or sub-advised by Capital Research and Management
    Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
    Group International, Inc., an affiliate of Capital Research and Management
    Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/ Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
/5/ Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.
/6/ Represents fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of
    Capital Research and Management Company. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

                  Intermediate Bond Fund of America -- Page 19

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.15                   6,000,000,000
------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 20

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                      Monthly gross investment income

              RATE                       IN EXCESS OF                  UP TO
---------------------------------------------------------------------------------------

              3.00%                       $        0                 $3,333,333
---------------------------------------------------------------------------------------
              2.50                         3,333,333                  8,333,333
---------------------------------------------------------------------------------------
              2.00                         8,333,333
---------------------------------------------------------------------------------------

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended August 31, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $14,572,000 and
$14,038,000, respectively. After giving effect to the management fee waivers/expense reimbursements described below, the fund paid the investment adviser management fees of $13,115,000 (a reduction of $1,457,000) and
$13,036,000 (a reduction of $1,002,000) for the fiscal years ended August 31,
2006 and 2005, respectively. For the fiscal year ended August 31, 2004, the fund paid the investment adviser management fees of $13,143,000.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

                  Intermediate Bond Fund of America -- Page 21

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, Class R-2 and Class R-3 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended August 31, 2006, the total fees paid by the investment adviser were $308,000.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's Class C, F, R and 529 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10%
of the average daily net assets. This fee is subject to the same uses and limitations described above.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                                $537,000
------------------------------------------------------------------------------
               CLASS F                                 446,000
------------------------------------------------------------------------------
             CLASS 529-A                               123,000
------------------------------------------------------------------------------
             CLASS 529-B                                30,000
------------------------------------------------------------------------------
             CLASS 529-C                                95,000
------------------------------------------------------------------------------
             CLASS 529-E                                 8,000
------------------------------------------------------------------------------
             CLASS 529-F                                16,000
------------------------------------------------------------------------------
              CLASS R-1                                 12,000
------------------------------------------------------------------------------
              CLASS R-2                                710,000
------------------------------------------------------------------------------
              CLASS R-3                                272,000
------------------------------------------------------------------------------
              CLASS R-4                                 44,000
------------------------------------------------------------------------------
              CLASS R-5                                 68,000
------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 22

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                     REVENUE          COMPENSATION
                                            FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $1,854,000          $ 7,159,000
                                                  2005             2,439,000            9,449,000
                                                  2004             2,952,000           11,444,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2006                66,000              415,000
                                                  2005               125,000              827,000
                                                  2004               372,000            1,856,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006               155,000              513,000
                                                  2005                61,000              763,000
                                                  2004               595,000            1,112,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006               127,000              490,000
                                                  2005               162,000              615,000
                                                  2004               178,000              682,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                 9,000               52,000
                                                  2005                20,000              104,000
                                                  2004                43,000              206,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                18,000              135,000
                                                  2005                 1,000              184,000
                                                  2004                38,000              210,000
-----------------------------------------------------------------------------------------------------

                  Intermediate Bond Fund of America -- Page 23

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the
Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent trustees are committed to the discretion of the independent trustees during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of trustees.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the

                  Intermediate Bond Fund of America -- Page 24

average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

                  Intermediate Bond Fund of America -- Page 25

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                    12B-1 UNPAID LIABILITY
                                             12B-1 EXPENSES              OUTSTANDING
--------------------------------------------------------------------------------------------

               CLASS A                        $10,341,000                 $1,740,000
--------------------------------------------------------------------------------------------
               CLASS B                          2,794,000                    316,000
--------------------------------------------------------------------------------------------
               CLASS C                          3,311,000                    634,000
--------------------------------------------------------------------------------------------
               CLASS F                          1,023,000                    267,000
--------------------------------------------------------------------------------------------
             CLASS 529-A                          238,000                     56,000
--------------------------------------------------------------------------------------------
             CLASS 529-B                          212,000                     26,000
--------------------------------------------------------------------------------------------
             CLASS 529-C                          715,000                    160,000
--------------------------------------------------------------------------------------------
             CLASS 529-E                           34,000                      9,000
--------------------------------------------------------------------------------------------
             CLASS 529-F                                0                          0
--------------------------------------------------------------------------------------------
              CLASS R-1                            45,000                     12,000
--------------------------------------------------------------------------------------------
              CLASS R-2                           741,000                    188,000
--------------------------------------------------------------------------------------------
              CLASS R-3                           477,000                    116,000
--------------------------------------------------------------------------------------------
              CLASS R-4                            70,000                     20,000
--------------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
           Advantage Capital
           AIG Financial Advisors
          FSC
           Royal Alliance
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones

                  Intermediate Bond Fund of America -- Page 26

     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.:
           Bancnorth Investment Group
           Financial Network
           ING Financial Advisors
           ING Financial Partners
           Multi - Financial
          Primevest
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.:
          Invest
           Investment Centers of America
           National Planning Corp
           SII Investments
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Group, LLC:
           Associated Securities
           Contemporary Financial
              Mutual Service Corporation
              United Planners
          Waterstone
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.

                  Intermediate Bond Fund of America -- Page 27

     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
August 31, 2006, 2005 and 2004 amounted to $1,882,000, $2,058,000 and
$1,160,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of securities purchased by the fund in underwritten offerings increased from 2004 to 2005, resulting in an increase in brokerage concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets, Inc., J.P. Morgan Securities,
Inc., J.J.B Hilliard, W.L. Lyons, Inc. and First Clearing LLC. As of the fund's most recent fiscal year-end, the fund held debt securities of Citigroup, Inc. in the amount of $47,815,000; J.P. Morgan Chase & Co. in the amount of $39,921,210;
Wachovia Corporation in the amount of $7,783,000; and PNC Financial Services
Group, Inc. in the amount of $3,975,044.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the

                  Intermediate Bond Fund of America -- Page 28

public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which require portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated

                  Intermediate Bond Fund of America -- Page 29

offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the

                  Intermediate Bond Fund of America -- Page 30

fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not

                  Intermediate Bond Fund of America -- Page 31

limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b)
diversify its holdings so that, at the end of each fiscal quarter, (i) at least
50% of the market value of the fund's assets is represented by cash, U.S.
government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

                  Intermediate Bond Fund of America -- Page 32

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations.
     Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This

                  Intermediate Bond Fund of America -- Page 33

     original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject

                  Intermediate Bond Fund of America -- Page 34

     to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                  Intermediate Bond Fund of America -- Page 35

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                  Intermediate Bond Fund of America -- Page 36

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                  Intermediate Bond Fund of America -- Page 37

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.  However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges from Class A shares of The Cash
Management Trust of America to Class B or C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America and Short-Term Bond Fund
of America are not permitted. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

                  Intermediate Bond Fund of America -- Page 38

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment

                  Intermediate Bond Fund of America -- Page 39

     meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

                  Intermediate Bond Fund of America -- Page 40

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program.
     The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m.
     Central time. The fund's Board has determined that it would be in the best interests of the fund and its shareholders and desirable to have the fund participate in the program.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money

                  Intermediate Bond Fund of America -- Page 41

     market funds over a 13-month period and receive the same sales charge
     (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

                  Intermediate Bond Fund of America -- Page 42

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

                  Intermediate Bond Fund of America -- Page 43

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For

                  Intermediate Bond Fund of America -- Page 44

          each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a
          SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts.
          This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

                  Intermediate Bond Fund of America -- Page 45

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum per fund; $25 minimum per fund in the case of employer-sponsored 529 accounts)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

                  Intermediate Bond Fund of America -- Page 46

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above

                  Intermediate Bond Fund of America -- Page 47

and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

                  Intermediate Bond Fund of America -- Page 48

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $3,994,000 for Class A shares and
$300,000 for Class B shares for the 2006 fiscal year. American Funds Service
Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital
Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with certain shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP.
Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

                  Intermediate Bond Fund of America -- Page 49

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations.
The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or trustees. The Declaration of
Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter intends to appeal this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

                  Intermediate Bond Fund of America -- Page 50

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.39
Maximum offering price per share
  (100/97.50 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.73

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                  Intermediate Bond Fund of America -- Page 51

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                  Intermediate Bond Fund of America -- Page 52

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                  Intermediate Bond Fund of America -- Page 53

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                  Intermediate Bond Fund of America -- Page 54

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                  Intermediate Bond Fund of America -- Page 55

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

LONG-TERM CREDIT RATINGS

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.
This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.
..    For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.
     Financial commitments are currently

                  Intermediate Bond Fund of America -- Page 56

     being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC
..    For issuers and performing obligations, default is a real possibility.
     Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
     Differences in credit quality may be denoted by plus/minus distinctions.
     Such obligations typically would possess a Recovery Rating of 'R2'
     (superior), or 'R3' (good) or 'R4' (average).

CC
..    For issuers and performing obligations, default of some kind appears probable.
..    For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C
..    For issuers and performing obligations, default is imminent.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:
     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the
     'AAA' Long-term rating category, to categories below 'CCC', or to
     Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

                  Intermediate Bond Fund of America -- Page 57

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Intermediate Bond Fund of America -- Page 58

[logo - American Funds®]

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2006

Bonds & notes — 95.82%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 25.71%
Financials — 15.29%
Citigroup Inc. 4.20% 2007	$29,500	$29,121
Citigroup Inc. 4.125% 2010	13,150	12,713
Citigroup Inc. 4.625% 2010	3,000	2,940
Citigroup Inc. 5.625% 2012	3,000	3,041
USA Education, Inc. 5.625% 2007	9,035	9,049
SLM Corp., Series A, 3.625% 2008	5,000	4,876
SLM Corp., Series A, 3.95% 2008	3,000	2,916
SLM Corp., Series A, 4.00% 2009	12,250	11,909
SLM Corp., Series A, 5.37% 2009[1]	5,000	4,843
SLM Corp., Series A, 5.625% 2009[1]	5,000	5,008
SLM Corp., Series A, 4.50% 2010	5,000	4,852
J.P. Morgan Chase & Co. 5.35% 2007	6,050	6,047
Bank One Corp. 2.625% 2008	6,000	5,730
J.P. Morgan Chase & Co. 4.00% 2008	15,000	14,744
J.P. Morgan Chase & Co. 3.50% 2009	5,000	4,803
J.P. Morgan Chase & Co. 6.75% 2011	5,000	5,277
J.P. Morgan Chase & Co. 4.75% 2015	3,500	3,320
Household Finance Corp. 5.75% 2007	8,000	8,012
Household Finance Corp. 7.875% 2007	1,250	1,265
Household Finance Corp. 4.125% 2008	13,500	13,174
Household Finance Corp. 6.40% 2008	10,000	10,187
HSBC Finance Corp. 5.00% 2015	3,625	3,486
ASIF Global Financing XVIII 3.85% 2007[2]	8,000	7,864
International Lease Finance Corp. 4.50% 2008	3,000	2,958
International Lease Finance Corp. 4.75% 2009	7,000	6,895
American International Group, Inc. 4.70% 2010	3,000	2,940
International Lease Finance Corp. 5.00% 2010	3,280	3,229
American International Group, Inc. 5.05% 2015	4,000	3,875
ILFC E-Capital Trust I 5.90% 2065[1,2]	7,000	7,005
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[2]	10,000	9,695
PRICOA Global Funding I, Series 2004-4, 4.35% 2008[2]	3,000	2,947
Prudential Funding, LLC, Series B, 6.60% 2008[2]	11,795	12,037
PRICOA Global Funding I 4.20% 2010[2]	10,000	9,649
Santander Issuances, SA Unipersonal 5.774% 2016[1,2]	3,000	3,005
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	17,500	17,693
Abbey National PLC 6.70% (undated)[1]	3,022	3,082
Abbey National PLC 7.35% (undated)[1]	8,000	8,022
HBOS Treasury Services PLC 3.625% 2007[2]	11,500	11,334
HBOS PLC 5.375% (undated)[1,2]	14,200	13,862
HBOS PLC, Series B, 5.92% (undated)[1,2]	5,000	4,812
Monumental Global Funding II, Series 2002-A, 5.20% 2007[2]	13,500	13,487
Monumental Global Funding II, Series 2004-B, 3.90% 2009[2]	5,000	4,828
Monumental Global Funding II, Series 2004-F, 4.375% 2009[2]	2,000	1,953
Monumental Global Funding II, Series 2006-A, 5.567% 2009[1,2]	2,000	2,003
Monumental Global Funding II, Series 2005-B, 4.625% 2010[2]	2,500	2,446
Price REIT, Inc. 7.50% 2006	5,000	5,013
Kimco Realty Corp., Series C, 3.95% 2008	7,000	6,838
Kimco Realty Corp., Series C, 4.82% 2014	795	751
Kimco Realty Corp., Series C, 4.904% 2015	7,500	7,102
Kimco Realty Corp., Series C, 5.783% 2016	4,500	4,512
Wells Fargo & Co. 4.125% 2008	17,000	16,733
Wells Fargo & Co. 4.20% 2010	7,500	7,273
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[2]	24,885	23,913
American Express Credit Corp. 3.00% 2008	5,000	4,819
American Express Co. 4.75% 2009	5,000	4,951
American Express Credit Corp., Series B, 5.00% 2010	7,000	6,954
American Express Co. 6.80% 2066[1]	6,250	6,504
Genworth Financial, Inc. 5.479% 2007[1]	12,000	12,022
Genworth Financial, Inc. 4.75% 2009	10,000	9,878
ReliaStar Financial Corp. 8.00% 2006	11,470	11,512
ING Security Life Institutional Funding 2.70% 2007[2]	2,000	1,972
ReliaStar Financial Corp. 6.50% 2008	4,000	4,094
ING Security Life Institutional Funding 4.25% 2010[2]	3,000	2,921
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007[2]	19,500	19,530
John Hancock Global Funding II, Series 2002-G, 5.00% 2007[2]	19,000	18,895
XL Capital Finance (Europe) PLC 6.50% 2012	4,725	4,876
XL Capital Ltd. 5.25% 2014	4,000	3,834
Twin Reefs Asset Trust (XLFA), Series B, 6.37% (undated)[1,2]	9,700	9,678
Washington Mutual, Inc. 5.625% 2007	1,600	1,601
Washington Mutual, Inc. 5.50% 2011	11,000	11,021
Washington Mutual, Inc. 5.95% 2013	5,000	5,080
US Bank National Assn. 4.40% 2008	17,000	16,788
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[2]	12,000	11,654
Metropolitan Life Global Funding I, Series 2004-7, 4.25% 2009[2]	4,000	3,898
Nationwide Life Insurance Co. 5.35% 2007[2]	12,850	12,847
North Front Pass Through Trust 5.81% 2024[1,2]	2,000	1,955
CIT Group Inc. 3.65% 2007	7,835	7,666
CIT Group Inc. 7.375% 2007	3,500	3,539
CIT Group Inc. 6.875% 2009	3,000	3,124
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[1,2]	13,500	13,805
American Honda Finance Corp. 5.125% 2010[2]	13,000	12,926
National Westminster Bank PLC 7.375% 2009	7,000	7,436
Royal Bank of Scotland Group PLC 5.00% 2014	2,400	2,326
National Westminster Bank PLC 7.75% (undated)[1]	2,350	2,403
New York Life Global Funding 3.875% 2009[2]	6,750	6,546
New York Life Global Funding 4.625% 2010[2]	5,000	4,891
Principal Life Global Funding I 4.40% 2010[2]	9,000	8,670
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	2,000	1,992
Protective Life Insurance Co., Series 2004-D, 4.00% 2009	3,000	2,896
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	7,750	7,644
Hartford Financial Services Group, Inc. 4.70% 2007	4,000	3,968
Hartford Financial Services Group, Inc. 5.55% 2008	5,805	5,830
Signet Bank 7.80% 2006	2,000	2,001
Wachovia Corp., Series G, 4.375% 2010	8,000	7,783
SunTrust Banks, Inc. 4.415% 2009	10,000	9,780
Lincoln National Corp. 6.50% 2008	8,385	8,524
Skandinaviska Enskilda Banken 6.875% 2009	7,930	8,193
Berkshire Hathaway Finance Corp. 4.125% 2010	8,000	7,730
Bank of America Corp. 6.625% 2007	200	202
Bank of America Corp. 4.50% 2010	7,000	6,828
Allstate Financial Global Funding LLC 5.25% 2007[2]	4,750	4,747
Allstate Life Global Funding 4.25% 2010	2,000	1,941
Union Bank of California, NA 5.95% 2016	5,750	5,897
Principal Life Insurance Co. 3.20% 2009	6,000	5,721
Simon Property Group, LP 5.75% 2012	5,000	5,050
ACE INA Holdings Inc. 5.875% 2014	5,000	5,000
Korea Development Bank 4.625% 2010	5,000	4,857
PNC Funding Corp. 5.125% 2010	4,000	3,975
Merita Bank Ltd. 7.50% (undated)[1,2]	2,825	2,848
St. Paul Travelers Companies, Inc. 6.25% 2016	2,250	2,333
ERP Operating LP 6.625% 2012	2,000	2,110
UniCredito Italiano Capital Trust II 9.20% (undated)[2]	1,246	1,399
Barclays Bank PLC 7.40% 2009	1,250	1,330
Den Danske Bank A/S 7.40% 2010[1,2]	500	508
		776,772

Industrials — 2.67%
General Electric Capital Corp., Series A, 5.00% 2007	23,000	22,947
General Electric Capital Corp., Series A, 5.375% 2007	10,000	10,003
General Electric Capital Corp., Series A, 3.50% 2008	4,000	3,892
General Electric Capital Corp., Series A, 6.00% 2012	2,500	2,587
General Electric Co. 5.00% 2013	2,000	1,966
General Electric Capital Corp., Series A, 5.00% 2016	5,000	4,864
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,3]	18,969	19,635
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	2,223	2,330
John Deere Capital Corp., Series D, 4.375% 2008	21,500	21,213
Caterpillar Inc. 4.50% 2009	16,750	16,458
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014	13,860	14,304
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 5.633% 2015[1]	10,000	10,000
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009[3]	2,833	2,879
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1, 5.943% 2022[3]	464	477
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	1,126	1,117
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2008[3]	1,000	1,001
		135,673

Telecommunication services — 2.33%
SBC Communications Inc. 6.25% 2011	34,250	35,227
BellSouth Corp. 4.20% 2009	18,000	17,412
France Télécom 7.75% 2011[1]	12,500	13,663
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006	11,000	10,997
Vodafone Group PLC 7.75% 2010	9,525	10,192
Singapore Telecommunications Ltd. 6.375% 2011[2]	7,000	7,303
Verizon Global Funding Corp. 7.375% 2012	5,000	5,447
Deutsche Telekom International Finance BV 8.00% 2010[1]	5,000	5,442
Nextel Communications, Inc., Series D, 7.375% 2015	5,000	5,150
British Telecommunications PLC 8.375% 2010[1]	4,000	4,466
Cingular Wireless LLC 5.625% 2006	3,000	3,001
		118,300

Consumer discretionary — 1.76%
Kohl’s Corp. 6.30% 2011	17,670	18,300
Kohl’s Corp. 7.375% 2011	7,300	7,863
Walt Disney Co., Series B, 5.375% 2007	14,000	14,003
Target Corp. 5.50% 2007	5,000	5,003
Target Corp. 5.375% 2009	8,200	8,260
DaimlerChrysler North America Holding Corp. 4.75% 2008	7,000	6,928
DaimlerChrysler North America Holding Corp. 8.00% 2010	3,000	3,236
Gannett Co., Inc. 4.125% 2008	7,000	6,844
Lowe's Companies, Inc. 8.25% 2010	5,000	5,509
Carnival Corp. 6.15% 2008	5,401	5,453
Viacom Inc. 5.625% 2007	5,000	5,002
Home Depot, Inc. 5.20% 2011	3,000	2,999
		89,400

Consumer staples — 1.42%
Diageo Capital PLC 3.50% 2007	12,000	11,738
Diageo Capital PLC 4.375% 2010	12,500	12,096
Wal-Mart Stores, Inc. 4.125% 2010	10,000	9,650
Wal-Mart Stores, Inc. 4.75% 2010	10,500	10,351
Kraft Foods Inc. 4.625% 2006	3,000	2,996
Nabisco, Inc. 7.05% 2007	9,200	9,287
Kraft Foods Inc. 4.125% 2009	4,000	3,866
Kraft Foods Inc. 6.25% 2012	1,600	1,659
Costco Wholesale Corp. 5.50% 2007	5,525	5,519
Anheuser-Busch Companies, Inc. 6.00% 2011	5,000	5,152
		72,314

Utilities — 1.17%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	13,500	13,488
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,215
Ohio Power Co., Series J, 5.30% 2010	8,000	7,956
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008	5,000	4,888
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	2,250	2,191
Georgia Power Co., Series V, 4.10% 2009	7,000	6,773
National Grid PLC 6.30% 2016	5,990	6,151
Pacificorp Australia LLC, AMBAC insured, 6.15% 2008[2]	6,000	6,058
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008[2]	3,500	3,548
		59,268

Health care — 0.53%
Amgen Inc. 4.00% 2009	14,500	14,002
UnitedHealth Group Inc. 5.20% 2007	3,000	2,997
UnitedHealth Group Inc. 3.75% 2009	10,000	9,648
		26,647

Energy — 0.29%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[2,3]	7,556	7,453
Qatar Petroleum 5.579% 2011[2,3]	5,000	5,031
Oil Enterprises Ltd., MBIA insured, 6.239% 2008[2,3]	2,444	2,459
		14,943

Information technology — 0.25%
Cisco Systems, Inc. 5.25% 2011	12,750	12,762

Total corporate bonds & notes (cost: $1,382,606,000)		1,306,079

U.S. TREASURY BONDS & NOTES — 15.69%
U.S. Treasury 3.125% 2007	13,775	13,592
U.S. Treasury 3.375% 2007[4]	2,497	2,496
U.S. Treasury 3.625% 2008[4]	14,317	14,502
U.S. Treasury 4.75% 2008[5]	3,575	3,574
U.S. Treasury 3.625% 2009	86,025	83,566
U.S. Treasury 5.50% 2009	52,500	53,562
U.S. Treasury 6.00% 2009	6,100	6,315
U.S. Treasury 4.00% 2010	173,750	169,813
U.S. Treasury 2.375% 2011[4]	19,932	20,011
U.S. Treasury 4.25% 2011	62,000	60,896
U.S. Treasury 4.50% 2011	18,625	18,478
U.S. Treasury 4.875% 2011	29,950	30,156
U.S. Treasury 5.00% 2011	133,275	135,326
U.S. Treasury 3.625% 2013	43,000	40,346
U.S. Treasury 3.875% 2013	43,000	41,018
U.S. Treasury 4.25% 2014	18,250	17,671
U.S. Treasury 9.25% 2016	15,000	20,079
U.S. Treasury 8.125% 2019	10,000	13,075
U.S. Treasury 8.75% 2020[5]	12,410	17,164
U.S. Treasury 7.875% 2021	5,500	7,158
U.S. Treasury 6.50% 2026	11,700	13,991
U.S. Treasury Principal Strip 0% 2014[5]	10,000	7,053
U.S. Treasury Principal Strip 0% 2029[5]	21,750	7,257
		797,099

FEDERAL AGENCY BONDS & NOTES — 14.75%
Freddie Mac 4.125% 2009	30,000	29,187
Freddie Mac 5.75% 2009	68,000	69,226
Freddie Mac 6.625% 2009	118,750	124,095
Freddie Mac 4.125% 2010	15,000	14,538
Freddie Mac 5.50% 2011	86,000	87,790
Freddie Mac 5.875% 2011	50,000	51,352
Freddie Mac 5.75% 2016	3,000	3,094
Fannie Mae 4.75% 2007	20,800	20,690
Fannie Mae 4.75% 2007	10,250	10,224
Fannie Mae 5.25% 2007	26,500	26,498
Fannie Mae 6.34% 2007	5,000	5,056
Fannie Mae 4.00% 2008	30,000	29,426
Fannie Mae 6.625% 2009	12,750	13,324
Fannie Mae 5.25% 2012	56,000	55,967
Federal Home Loan Bank 3.375% 2007	65,000	63,691
Federal Home Loan Bank 3.70% 2007	10,245	10,091
Federal Home Loan Bank 3.375% 2008	36,280	35,349
Federal Home Loan Bank 3.75% 2008	6,750	6,577
Federal Home Loan Bank 5.625% 2016	26,275	26,835
Federal Agricultural Mortgage Corp. 4.25% 2008	28,500	28,039
Federal Agricultural Mortgage Corp. 4.875% 2011[2]	17,750	17,570
Federal Agricultural Mortgage Corp. 5.125% 2011	1,500	1,500
Small Business Administration, Series 2002-20K, 5.08% 2022[3]	6,219	6,168
Small Business Administration, Series 2003-20J, 4.92% 2023[3]	9,361	9,190
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[3]	3,710	3,776
		749,253

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)[3]— 11.24%
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	6,669	6,489
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020	4,476	4,359
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.432% 2035[1]	6,599	6,605
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	18,602	18,530
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	16,700	16,288
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	13,892	13,804
Countrywide Alternative Loan Trust, Series 2005-30CB, Class 2-A-1, 5.50% 2035	7,652	7,455
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	6,325	6,304
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	4,030	4,013
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	6,857	6,746
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	8,074	8,033
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	3,465	3,443
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	6,729	6,684
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	26,512	26,521
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	7,833	7,828
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	1,712	1,719
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,365	1,374
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2, 4.317% 2033[1]	983	970
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,790	1,803
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	3,233	3,273
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.668% 2034[1]	3,843	3,797
CS First Boston Mortgage Securities Corp., Series 2005-1, Class I-A-27, 5.50% 2035	16,219	16,048
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	10,631	10,615
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036	23,241	15,463
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	11,200	11,205
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	11,941	11,618
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	5,535	5,490
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	1,268	1,274
Residential Accredit Loans, Inc., Series 2005-QS12, Class A-7, 5.50% 2035	12,836	12,798
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	3,000	2,885
Residential Accredit Loans, Inc., Series 2005-QS5, Class A-5, 5.75% 2035	7,000	6,866
Residential Accredit Loans, Inc., Series 2005-QS14, Class 2-A-1, 6.00% 2035	6,277	6,235
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	5,509	5,497
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[1]	5,236	5,157
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[1]	4,345	4,271
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.338% 2033[1]	3,848	3,788
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.482% 2033[1]	1,188	1,173
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2-A1, 5.844% 2037[1]	8,231	8,170
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.584% 2045[1]	6,323	6,345
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.883% 2036[1]	33,026	32,861
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.984% 2033[1]	1,685	1,651
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.048% 2033[1]	1,380	1,358
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.376% 2034[1]	2,831	2,779
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[1]	6,500	6,317
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.962% 2035[1]	8,796	8,693
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.692% 2034[1]	20,219	19,713
Banc of America Mortgage Securities Trust, Series 2004-7, Class 4-A-1, 5.00% 2019	10,341	10,052
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033[1]	2,096	2,047
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[1]	3,100	3,048
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183% 2033[1]	3,606	3,545
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	1,923	1,925
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,438	2,423
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	6,684	6,510
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,340	3,280
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	2,461	2,483
J.P. Morgan Mortgage Trust, Series 2005-A1, Class 4-A-1, 4.78% 2035[1]	16,968	16,341
Wells Fargo Mortgage-backed Securities Trust, Series 2003-M, Class A-1, 4.713% 2033[1]	3,171	3,060
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR16, Class A-1, 5.704% 2036[1]	13,000	12,957
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	6,585	6,562
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	8,337	8,294
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	13,274	13,228
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A1, 6.029% 2035[1]	6,796	6,792
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.981% 2036[1]	4,528	4,525
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.697% 2033[1]	1,403	1,375
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-1, 4.297% 2034[1]	3,307	3,245
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.697% 2035[1]	6,018	5,953
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.584% 2035[1]	10,032	10,048
Residential Asset Mortgage Products Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	8,550	8,450
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[1]	1,000	972
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[1,2]	2,470	2,491
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.731% 2027[1,2]	2,595	2,608
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.853% 2028[1,2]	3,695	3,775
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.839% 2035[1]	8,576	8,550
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	7,950	7,912
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.947% 2035[1]	6,825	6,760
Specialty Underwriting and Residential Finance Trust, Series 2004-AA1, Class I-A-1, 5.00% 2034	6,760	6,634
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	4,205	4,178
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	2,438	2,438
PUMA Global Trust No.1, Class B, 5.904% 2033[1]	5,500	5,507
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	5,659	5,450
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.125% 2045[1]	5,364	5,417
First Horizon Mortgage Pass Through Trust, Series 2004-AR1, Class II-A-1, 4.898% 2034[1]	4,196	4,159
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	3,222	3,218
Paine Webber CMO, Series O, Class 5, 9.50% 2019	269	291
		570,811

ASSET-BACKED OBLIGATIONS[3]— 10.48%
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[2]	6,750	6,630
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[2]	6,500	6,433
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2]	22,750	22,082
Drive Auto Receivables Trust, Series 2005-1, Class A-3, MBIA insured, 3.75% 2009	12,693	12,619
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[2]	4,776	4,738
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[2]	13,000	12,854
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[2]	4,250	4,182
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[2]	10,000	10,136
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[2]	10,000	9,997
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	7,500	7,480
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	18,500	18,144
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[2]	745	733
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009[2]	1,855	1,839
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[2]	513	508
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[2]	5,000	4,922
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[2]	7,934	7,819
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[2]	5,000	4,937
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2016[2]	3,000	3,022
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	5,000	4,912
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	5,250	5,115
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	9,000	8,976
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[2]	7,500	7,423
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[2]	10,000	10,070
Capital One Multi-asset Execution Trust, Series 2005-8, Class A, 4.40% 2011	10,000	9,872
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	6,400	6,413
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[2]	16,279	15,984
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[2]	3,626	3,584
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[2]	12,000	12,037
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	5,212	5,208
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	1,500	1,466
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.554% 2035[1]	7,500	7,515
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	14,050	13,626
Citibank Credit Card Issuance Trust, Class 2000-A3, 6.875% 2009	12,500	12,721
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	12,262
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036	12,185	12,048
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	11,565	11,033
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	3,576	3,770
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	6,420	6,700
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-3, FGIC insured, 4.16% 2034	10,045	9,955
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	3,712	3,644
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	6,250	6,234
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	10,000	9,806
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.824% 2034[1]	9,648	9,670
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2]	5,750	5,698
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2]	4,000	3,964
AmeriCredit Automobile Receivables Trust, Series 2003-A-M, Class A-4-A, MBIA insured, 3.10% 2009	1,035	1,016
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009	2,443	2,424
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	6,000	6,086
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	8,750	8,792
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 5.76% 2009[1]	5,750	5,766
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012	2,580	2,817
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-2, 4.134% 2035	3,823	3,778
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[1]	4,485	4,357
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[2]	8,000	7,980
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-1, 2.87% 2013	245	244
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017	6,050	5,904
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	1,500	1,434
Irwin Home Equity, Series 2006-1, Class 2-A2, 5.39% 2035[2]	7,500	7,429
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009	7,000	7,083
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 2035[2]	7,000	6,877
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[2]	7,000	6,859
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	6,750	6,684
CWABS, Inc., Series 2004-10, Class AF-3, 3.842% 2030	5,706	5,650
CWABS, Inc., Series 2004-10, Class 2-AV-2, 5.674% 2033[1]	768	768
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 6.555% 2031[1]	6,132	6,139
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011	5,950	6,059
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 5.644% 2034[1]	5,640	5,647
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	5,250	5,271
J.P. Morgan Mortgage Acquisition Trust, Series 2006-CW2, Class AF-4, 6.08% 2036[1]	5,000	5,036
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[2]	5,000	5,030
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	4,350	4,261
Nordstrom Private Label Credit Card Master Note Trust, Series 2001-1, Class A, 4.82% 2010[2]	4,250	4,249
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[2]	3,865	3,871
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2]	3,813	3,643
Morgan Stanley ABS Capital I, Inc., Series 2004-OP1, Class A-2B, 5.614% 2034[1]	3,293	3,297
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	3,246	3,216
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029	922	949
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	2,171	2,249
Chase Credit Card Owner Trust, Series 2003-4, Class B, 5.98% 2016[1]	3,000	3,082
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	2,565	2,557
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	2,521	2,465
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 6.03% 2010[1,2]	2,250	2,258
Centex Home Equity Loan Trust, Series 2005-A, Class AF-2, 3.90% 2024	1,727	1,718
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031[2]	1,552	1,583
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.634% 2035[1]	1,487	1,488
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58% 2008[2]	890	885
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009[2]	509	501
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	1,200	1,239
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	1,000	1,003
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
Series 1997-1, Class A-6, 6.38% 2008	830	830
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030	812	808
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009	701	699
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 5.99% 2031	694	693
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
Series 1997-1, Class A-7, 6.42% 2008	448	449
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009[2]	278	277
Banco Nacional de México, SA, Series 1999-A, Class A-1, MBIA insured, 7.50% 2006[2]	199	199
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[2,6]	1,000	27
NPF VI, Inc., Series 2002-1, Class A, 2.825% 2008[1,2,6]	1,500	22
		532,429

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS[3]— 9.63%
Fannie Mae 7.00% 2008	65	66
Fannie Mae 7.00% 2009	82	82
Fannie Mae 7.00% 2009	17	17
Fannie Mae 7.50% 2009	129	130
Fannie Mae 7.50% 2009	68	70
Fannie Mae 7.50% 2009	66	67
Fannie Mae 7.50% 2009	15	15
Fannie Mae 8.50% 2009	14	15
Fannie Mae 9.00% 2009	121	124
Fannie Mae 9.00% 2009	114	116
Fannie Mae 9.50% 2009	166	173
Fannie Mae 7.00% 2010	53	54
Fannie Mae 9.50% 2010	3	3
Fannie Mae 7.00% 2011	444	452
Fannie Mae 7.00% 2011	214	218
Fannie Mae 7.00% 2011	27	27
Fannie Mae 7.00% 2012	319	326
Fannie Mae 8.50% 2014	13	13
Fannie Mae 7.00% 2015	1,873	1,932
Fannie Mae 7.00% 2015	500	511
Fannie Mae 7.00% 2015	92	94
Fannie Mae 7.00% 2015	43	44
Fannie Mae 7.50% 2015	932	971
Fannie Mae 7.50% 2015	853	889
Fannie Mae 7.50% 2015	443	462
Fannie Mae 7.50% 2015	408	426
Fannie Mae 7.50% 2015	100	103
Fannie Mae 7.50% 2015	95	100
Fannie Mae 7.50% 2015	71	74
Fannie Mae 9.00% 2015	533	567
Fannie Mae 13.50% 2015	243	281
Fannie Mae 7.00% 2016	1,382	1,411
Fannie Mae 7.00% 2016	561	573
Fannie Mae 7.00% 2016	418	427
Fannie Mae 7.00% 2016	267	273
Fannie Mae 7.00% 2016	211	216
Fannie Mae 7.50% 2016	398	409
Fannie Mae 9.00% 2016	770	828
Fannie Mae 11.50% 2016	307	345
Fannie Mae 7.00% 2017	1,516	1,549
Fannie Mae 7.00% 2017	899	918
Fannie Mae 7.00% 2017	546	557
Fannie Mae 5.00% 2018	1,160	1,140
Fannie Mae 9.00% 2018	23	24
Fannie Mae 10.00% 2018	149	166
Fannie Mae 11.50% 2019	881	988
Fannie Mae 11.00% 2020	232	263
Fannie Mae 11.00% 2020	95	106
Fannie Mae 11.50% 2020	195	218
Fannie Mae 6.00% 2021	1,000	1,013
Fannie Mae 6.00% 2021	520	527
Fannie Mae 10.00% 2021	191	211
Fannie Mae 9.50% 2022	64	70
Fannie Mae 7.00% 2023	96	99
Fannie Mae 7.50% 2023	235	246
Fannie Mae 10.00% 2025	244	271
Fannie Mae 8.50% 2026	73	79
Fannie Mae 9.324% 2026[1]	1,248	1,360
Fannie Mae 9.50% 2026	494	554
Fannie Mae 8.50% 2027	116	125
Fannie Mae 7.50% 2029	221	229
Fannie Mae 7.00% 2031	47	48
Fannie Mae 7.50% 2031	146	151
Fannie Mae 7.50% 2031	121	126
Fannie Mae 3.743% 2033[1]	2,372	2,327
Fannie Mae 3.769% 2033[1]	8,068	7,907
Fannie Mae 4.181% 2033[1]	14,365	14,185
Fannie Mae 5.50% 2034	7,835	7,718
Fannie Mae 4.48% 2035[1]	2,325	2,281
Fannie Mae 5.50% 2036	4,874	4,786
Fannie Mae 5.50% 2036	1,719	1,688
Fannie Mae 6.00% 2036	7,000	7,015
Fannie Mae 6.00% 2036	3,991	3,998
Fannie Mae 6.00% 2036	2,714	2,719
Fannie Mae 6.50% 2036	8,280	8,403
Fannie Mae, Series D, Class 2, 11.00% 2009	119	124
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	14,000	15,071
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	31,365	30,281
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,057
Fannie Mae, Series 88-16, Class B, 9.50% 2018	26	28
Fannie Mae, Series 90-93, Class G, 5.50% 2020	97	97
Fannie Mae, Series 90-21, Class Z, 9.00% 2020	549	592
Fannie Mae, Series 2001-4, Class GA, 10.279% 2025[1]	1,229	1,358
Fannie Mae, Series 2001-4, Class NA, 11.906% 2025[1]	3,266	3,636
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	2,126	2,204
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	1,816	1,887
Fannie Mae, Series 2001-20, Class D, 11.066% 2031[1]	192	214
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	8,161	7,867
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	13,971	10,576
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	30,000	30,485
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	9,736	9,909
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039	951	991
Fannie Mae, Series 2003-W4, Class 1A-3, 3.991% 2040	4,038	4,011
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	1,507	1,549
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	795	822
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	633	654
Government National Mortgage Assn. 8.50% 2007	17	17
Government National Mortgage Assn. 8.50% 2008	45	46
Government National Mortgage Assn. 8.50% 2008	4	4
Government National Mortgage Assn. 9.00% 2008	92	95
Government National Mortgage Assn. 9.50% 2009	524	543
Government National Mortgage Assn. 9.00% 2016	19	21
Government National Mortgage Assn. 8.50% 2017	114	122
Government National Mortgage Assn. 8.50% 2020	25	27
Government National Mortgage Assn. 9.50% 2020	86	95
Government National Mortgage Assn. 9.50% 2020	53	58
Government National Mortgage Assn. 8.50% 2021	259	280
Government National Mortgage Assn. 8.50% 2021	112	121
Government National Mortgage Assn. 8.50% 2021	1	1
Government National Mortgage Assn. 9.00% 2021	97	106
Government National Mortgage Assn. 8.50% 2022	61	65
Government National Mortgage Assn. 8.50% 2022	35	38
Government National Mortgage Assn. 8.50% 2022	19	21
Government National Mortgage Assn. 8.50% 2023	280	301
Government National Mortgage Assn. 4.00% 2035[1]	10,356	10,158
Government National Mortgage Assn. 4.00% 2035[1]	6,266	6,131
Government National Mortgage Assn. 4.00% 2035[1]	5,362	5,246
Government National Mortgage Assn. 4.00% 2035[1]	900	879
Government National Mortgage Assn. 5.50% 2036	20,408	20,175
Government National Mortgage Assn. 5.50% 2036	3,476	3,436
Government National Mortgage Assn. 6.00% 2036	39,750	40,050
Government National Mortgage Assn. 6.50% 2036	30,896	31,542
Government National Mortgage Assn. 6.50% 2036	21,609	22,061
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017	3,446	3,333
Freddie Mac 7.00% 2008	78	79
Freddie Mac 8.00% 2008	10	10
Freddie Mac 8.50% 2008	8	8
Freddie Mac 8.75% 2008	13	13
Freddie Mac 8.50% 2009	56	58
Freddie Mac 8.00% 2010	68	69
Freddie Mac 9.50% 2010	3	3
Freddie Mac 8.00% 2012	120	124
Freddie Mac 9.50% 2013	7	7
Freddie Mac 6.00% 2014	160	161
Freddie Mac 6.00% 2014	85	86
Freddie Mac 4.00% 2015	7,667	7,243
Freddie Mac 7.00% 2015	133	137
Freddie Mac 6.00% 2017	583	590
Freddie Mac 8.00% 2017	312	327
Freddie Mac 8.00% 2017	116	121
Freddie Mac 8.00% 2017	87	91
Freddie Mac 5.00% 2018	1,742	1,711
Freddie Mac 8.50% 2018	16	16
Freddie Mac 10.00% 2018	599	667
Freddie Mac 11.00% 2018	115	127
Freddie Mac 8.50% 2019	90	96
Freddie Mac 10.00% 2019	459	514
Freddie Mac 8.50% 2020	30	32
Freddie Mac 8.50% 2021	44	47
Freddie Mac 10.00% 2021	231	255
Freddie Mac 10.00% 2025	318	350
Freddie Mac 8.50% 2027	30	33
Freddie Mac 9.00% 2030	382	415
Freddie Mac 4.037% 2033[1]	1,681	1,652
Freddie Mac 4.605% 2035[1]	12,579	12,330
Freddie Mac 4.646% 2035[1]	9,003	8,827
Freddie Mac 4.79% 2035[1]	6,587	6,479
Freddie Mac 6.00% 2036	25,660	25,706
Freddie Mac, Series 2310, Class B, 9.927% 2015[1]	106	115
Freddie Mac, Series 2356, Class GD, 6.00% 2016	22,105	22,519
Freddie Mac, Series 2310, Class A, 10.553% 2017[1]	444	479
Freddie Mac, Series 1567, Class A, 4.665% 2023[1]	105	97
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	893	925
Freddie Mac, Series 3061, Class PN, 5.50% 2035	18,906	18,866
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	13,182	9,666
Freddie Mac, Series 3156, Class NG, 6.00% 2036	9,765	9,946
		489,351

COMMERCIAL MORTGAGE-BACKED SECURITIES[3]— 7.85%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-2, 6.001% 2033	108	108
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	13,625	13,276
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-1, 3.175% 2037	289	287
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	8,500	8,216
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.511% 2037[1]	5,000	5,014
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	11,836	11,464
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	4,825
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	6,750	6,632
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	7,500	7,364
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	7,000	7,247
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A-2, 3.808% 2036	2,700	2,630
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	969
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	8,250	8,602
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637% 2037	761	759
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	13,500	13,316
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	3,644	3,705
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,450	6,660
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.067% 2041[1]	1,500	1,615
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030	4,646	4,666
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.244% 2031[1,2]	78,287	2,254
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class A-1, 5.91% 2031	2,062	2,066
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	5,719	5,576
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	3,572	3,623
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	12,250	11,796
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	4,500	4,368
GE Capital Commercial Mortgage Corp., Series 2000-1, Class A-2, 6.496% 2033	10,000	10,395
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	10,363	10,113
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	823	839
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,500	19,261
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	12,000	11,739
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2]	8,180	8,066
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,397	2,493
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	3,394	3,304
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	3,565	3,448
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.401% 2045[1]	10,500	10,473
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033[2]	2,519	2,535
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	2,000	2,094
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	1,161	1,168
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	13,350	13,888
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033	95	95
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	13,000	12,075
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	6,974	6,732
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035	7,600	7,382
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	4,250	4,115
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	7,500	7,392
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[2]	11,350	11,325
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[2]	7,063	7,067
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	3,280	3,307
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	1,750	1,889
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	7,750	7,592
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	1,465	1,498
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	5,125	5,240
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	6,685	6,473
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	4,758	4,862
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031	4,000	4,155
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[2]	1,892	1,854
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2]	8,350	8,344
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2]	1,270	1,273
Merrill Lynch Mortgage Investors, Inc., Series 2005-MCP1, Class A-2, 4.556% 2043	9,790	9,547
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	3,248	3,333
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	5,375	5,690
Government Lease Trust, Series 1999-GSA1, Class A-4, MBIA insured, 6.48% 2011[2]	8,500	8,749
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	1,485	1,508
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	5,574	5,609
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037	7,000	6,928
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031[1]	3,250	3,360
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	1,750	1,794
GE Commercial Mortgage Corp., Series 2003-C2, Class A-2, 4.17% 2037	3,200	3,128
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	2,000	2,000
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030	3,003	3,030
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031	2,000	2,066
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.375% 2042[1]	2,000	1,988
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030	158	158
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011[2]	17	17
		398,429

NON-U.S. GOVERNMENT AGENCY BONDS & NOTES — 0.36%
Corporación Andina de Fomento 6.875% 2012	17,000	17,974

MUNICIPALS — 0.11%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds
(San Diego Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009[2]	5,069	5,118
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	577	577
		5,695

Total bonds & notes (cost: $4,908,215,000)		4,867,120

Preferred securities — 1.08%	Shares

FINANCIALS — 1.08%
Société Générale 7.85%[1,2]	14,000,000	14,208
Deutsche Bank Capital Funding Trust I, 7.872%[1,2]	11,950,000	12,648
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[1,2]	11,795,000	12,088
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	6,000,000	6,491
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred[1,2]	5,500,000	6,238
ING Capital Funding Trust III 8.439% noncumulative preferred[1]	2,665,000	2,953

Total preferred securities (cost: $58,206,000)		54,626

	Principal amount	Market value
Short-term securities — 3.13%	(000)	(000)

Bank of America Corp. 5.35% due 9/25/2006	$39,700	$39,554
Ranger Funding Co. LLC 5.27% due 10/6/2006[2,5]	6,500	6,466
Concentrate Manufacturing Co. of Ireland 5.21% due 9/1-9/11/2006[2]	34,550	34,516
Variable Funding Capital Corp. 5.26% due 9/22/2006[2]	25,700	25,617
Abbott Laboratories 5.21% due 10/24/2006[2,5]	19,500	19,348
Park Avenue Receivables Co., LLC 5.25% due 9/26/2006[2]	15,800	15,740
General Electric Capital Corp. 5.27% due 9/1/2006	13,000	12,998
Scripps (E.W.) Co. 5.29% due 9/12/2006[2]	4,900	4,891

Total short-term securities (cost: $159,128,000)		159,130

Total investment securities (cost: $5,125,549,000)		5,080,876
Other assets less liabilities		(1,328)

Net assets		$5,079,548

1 Coupon rate may change periodically.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $807,475,000, which represented 15.90% of the net assets of the fund.
3 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4 Index-linked bond whose principal amount moves with a government retail price index.
5This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
6 Scheduled interest and/or principal payment was not received.

MFGEFP-923-1006-S6846

Financial statements

Statement of assets and liabilities
at August 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $5,125,549)		$5,080,876
Receivables for:
Sales of investments	$15,546
Sales of fund's shares	8,289
Interest	47,744	71,579
		5,152,455
Liabilities:
Payables for:
Purchases of investments	55,666
Repurchases of fund's shares	9,220
Dividends on fund's shares	1,190
Bank overdraft	1,402
Investment advisory services	1,116
Services provided by affiliates	4,103
Deferred trustees' compensation	162
Other fees and expenses	48	72,907
Net assets at August 31, 2006		$5,079,548

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,196,619
Undistributed net investment income		1,158
Accumulated net realized loss		(73,556)
Net unrealized depreciation		(44,673)
Net assets at August 31, 2006		$5,079,548

Shares of beneficial interest issued and outstanding - unlimited shares authorized (379,255 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$3,513,070	262,297	$13.39
Class B	263,022	19,638	13.39
Class C	306,568	22,889	13.39
Class F	446,244	33,318	13.39
Class 529-A	114,937	8,581	13.39
Class 529-B	21,464	1,603	13.39
Class 529-C	75,199	5,615	13.39
Class 529-E	7,098	530	13.39
Class 529-F	17,802	1,329	13.39
Class R-1	4,778	357	13.39
Class R-2	105,497	7,877	13.39
Class R-3	104,828	7,827	13.39
Class R-4	33,045	2,467	13.39
Class R-5	65,996	4,927	13.39
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.91 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2006	(dollars in thousands)
Investment income:
Income:
Interest		$236,334

Fees and expenses(*):
Investment advisory services	$14,572
Distribution services	20,001
Transfer agent services	4,294
Administrative services	2,583
Reports to shareholders	253
Registration statement and prospectus	202
Postage, stationery and supplies	492
Trustees' compensation	62
Auditing and legal	84
Custodian	26
State and local taxes	50
Other	57
Total fees and expenses before reimbursements/waivers	42,676
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,457
Administrative services	308
Total fees and expenses after reimbursements/waivers		40,911
Net investment income		195,423

Net realized loss and unrealized depreciation on investments:
Net realized loss on investments		(39,022)
Net unrealized depreciation on investments		(53,374)
Net realized loss and unrealized depreciation on investments		(92,396)
Net increase in net assets resulting from operations		$103,027

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31
	2006	2005
Operations:
Net investment income	$195,423	$160,875

Net realized loss on investments	(39,022)	(1,302)

Net unrealized depreciation on investments	(53,374)	(58,564)

Net increase in net assets resulting from operations	103,027	101,009

Dividends paid or accrued to shareholders from net investment income	(196,646)	(165,219)

Capital share transactions	(96,883)	159,390

Total (decrease) increase in net assets	(190,502)	95,180

Net assets:
Beginning of year	5,270,050	5,174,870
End of year (including
undistributed net investment income: $1,158 and $533, respectively)	$5,079,548	$5,270,050

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75% (2.50% as of November 1, 2006)	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, or average life, which may be shorter than the stated maturity. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2006, the fund reclassified $1,858,000 from accumulated net realized loss to undistributed net investment income, $3,836,000 from capital paid in on shares of beneficial interest to accumulated net realized loss and $10,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

	(dollars in thousands)
Undistributed ordinary income		$1,214
Capital loss carryforwards*:
Expiring 2008	$(7,139)
Expiring 2009	(1,587)
Expiring 2011	(13,436)
Expiring 2012	(2,039)
Expiring 2014	(11,583)	(35,784)
Post-October capital loss deferrals (realized during the period November 1, 2005, through August 31, 2006)†		(37,192)
Gross unrealized appreciation on investment securities		16,100
Gross unrealized depreciation on investment securities		(60,057)
Net unrealized depreciation on investment securities		(43,957)
Cost of investment securities		5,124,833
*Reflects the expiration of capital loss carryforwards of $3,836,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

Share class	Year ended August 31, 2006	Year ended August 31, 2005
Class A	$141,829	$123,277
Class B	9,118	8,346
Class C	10,630	9,397
Class F	16,411	11,254
Class 529-A	4,198	2,905
Class 529-B	667	500
Class 529-C	2,273	1,541
Class 529-E	249	168
Class 529-F	609	339
Class R-1	144	89
Class R-2	3,190	2,112
Class R-3	3,441	2,277
Class R-4	1,115	648
Class R-5	2,772	2,366
Total	$196,646	$165,219

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2006, total investment advisory services fees waived by CRMC were $1,457,000. As a result, the fee shown on the accompanying financial statements of $14,572,000, which was equivalent to an annualized rate of 0.285%, was reduced to $13,115,000, or 0.256% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2006, the total administrative services fees paid by CRMC were $4,000, $300,000 and $4,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$10,341	$3,994	Not applicable	Not applicable	Not applicable
Class B	2,794	300	Not applicable	Not applicable	Not applicable
Class C	3,311	Included in administrative services	$421	$116	Not applicable
Class F	1,023		349	97	Not applicable
Class 529-A	238		96	27	$ 107
Class 529-B	212		19	11	21
Class 529-C	715		65	30	72
Class 529-E	34		6	2	7
Class 529-F	-		13	3	15
Class R-1	45		6	6	Not applicable
Class R-2	741		146	564	Not applicable
Class R-3	477		140	132	Not applicable
Class R-4	70		40	4	Not applicable
Class R-5	Not applicable		65	3	Not applicable
Total	$20,001	$4,294	$1,366	$995	$222

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $62,000, shown on the accompanying financial statements, includes $46,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2006
Class A	$819,076	61,233	$125,949	9,422	$(1,110,396)	(83,025)	$(165,371)	(12,370)
Class B	28,546	2,136	7,897	590	(71,068)	(5,316)	(34,625)	(2,590)
Class C	74,910	5,599	9,151	684	(131,074)	(9,803)	(47,013)	(3,520)
Class F	207,114	15,481	14,555	1,089	(145,626)	(10,901)	76,043	5,669
Class 529-A	29,774	2,225	4,194	314	(16,468)	(1,232)	17,500	1,307
Class 529-B	2,260	169	667	50	(2,487)	(186)	440	33
Class 529-C	18,387	1,374	2,271	170	(13,202)	(988)	7,456	556
Class 529-E	2,112	158	248	19	(1,346)	(101)	1,014	76
Class 529-F	6,764	506	608	46	(1,437)	(108)	5,935	444
Class R-1	2,326	174	141	11	(1,818)	(136)	649	49
Class R-2	40,556	3,031	3,173	238	(29,768)	(2,227)	13,961	1,042
Class R-3	46,721	3,493	3,423	256	(33,379)	(2,496)	16,765	1,253
Class R-4	16,563	1,239	1,111	83	(8,350)	(624)	9,324	698
Class R-5	19,003	1,421	1,631	122	(19,595)	(1,464)	1,039	79
Total net increase
(decrease)	$1,314,112	98,239	$175,019	13,094	$(1,586,014)	(118,607)	$(96,883)	(7,274)

Year ended August 31, 2005
Class A	$974,015	71,256	$108,403	7,938	$(1,059,234)	(77,512)	$23,184	1,682
Class B	39,599	2,896	7,135	522	(78,093)	(5,715)	(31,359)	(2,297)
Class C	99,786	7,302	7,872	577	(126,048)	(9,224)	(18,390)	(1,345)
Class F	172,180	12,601	9,937	728	(105,346)	(7,716)	76,771	5,613
Class 529-A	30,726	2,248	2,875	210	(12,210)	(894)	21,391	1,564
Class 529-B	3,336	244	496	36	(1,727)	(126)	2,105	154
Class 529-C	21,651	1,584	1,524	111	(8,949)	(655)	14,226	1,040
Class 529-E	1,981	145	166	12	(811)	(60)	1,336	97
Class 529-F	5,047	369	335	24	(512)	(37)	4,870	356
Class R-1	2,486	182	85	6	(1,266)	(93)	1,305	95
Class R-2	42,179	3,087	2,083	153	(21,018)	(1,539)	23,244	1,701
Class R-3	47,431	3,471	2,243	164	(22,665)	(1,659)	27,009	1,976
Class R-4	18,507	1,353	637	47	(7,765)	(571)	11,379	829
Class R-5	19,785	1,447	1,238	91	(18,704)	(1,370)	2,319	168
Total net increase
(decrease)	$1,478,709	108,185	$145,029	10,619	$(1,464,348)	(107,171)	$159,390	11,633

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,485,218,000 and $3,494,111,000, respectively, during the year ended August 31, 2006.

Financial highlights(1)

		Income from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Net asset value, beginning of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 8/31/2006	$13.63	$.53	$(.24)	$.29	$(.53)	$13.39	2.20%	$3,513			.71%		.68%		3.93%
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	3,745			.70		.69		3.22
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	3,768			.70		.70		2.84
Year ended 8/31/2003	13.81	.39	(.02)	.37	(.44)	13.74	2.68	3,981			.70		.70		2.84
Year ended 8/31/2002	13.69	.64	.14	.78	(.66)	13.81	5.89	3,071			.76		.76		4.70
Class B:
Year ended 8/31/2006	13.63	.44	(.24)	.20	(.44)	13.39	1.50	263			1.42		1.39		3.23
Year ended 8/31/2005	13.80	.35	(.16)	.19	(.36)	13.63	1.39	303			1.40		1.38		2.52
Year ended 8/31/2004	13.74	.30	.08	.38	(.32)	13.80	2.78	339			1.39		1.39		2.15
Year ended 8/31/2003	13.81	.29	(.02)	.27	(.34)	13.74	1.96	383			1.40		1.40		2.05
Year ended 8/31/2002	13.69	.55	.14	.69	(.57)	13.81	5.14	205			1.46		1.46		3.86
Class C:
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.44	307			1.47		1.44		3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.32	360			1.47		1.45		2.45
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.70	383			1.47		1.47		2.07
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.86	434			1.49		1.49		1.93
Year ended 8/31/2002	13.69	.53	.14	.67	(.55)	13.81	5.04	212			1.55		1.55		3.67
Class F:
Year ended 8/31/2006	13.63	.54	(.24)	.30	(.54)	13.39	2.25	446			.66		.63		3.99
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	377			.70		.68		3.23
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.48	304			.70		.70		2.80
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.65	223			.71		.71		2.69
Year ended 8/31/2002	13.69	.64	.14	.78	(.66)	13.81	5.85	104			.79		.79		4.47
Class 529-A:
Year ended 8/31/2006	13.63	.52	(.24)	.28	(.52)	13.39	2.17	115			.75		.72		3.91
Year ended 8/31/2005	13.80	.43	(.16)	.27	(.44)	13.63	2.03	99			.75		.73		3.18
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	79			.70		.70		2.81
Year ended 8/31/2003	13.81	.37	(.02)	.35	(.42)	13.74	2.58	55			.76		.76		2.56
Period from 2/19/2002 to 8/31/2002	13.59	.30	.23	.53	(.31)	13.81	3.98	15			.91	(5)	.91	(5)	4.11	(5)
Class 529-B:
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.37	21			1.55		1.52		3.10
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.20	22			1.59		1.57		2.34
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.58	20			1.59		1.59		1.93
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.77	16			1.59		1.59		1.70
Period from 2/26/2002 to 8/31/2002	13.58	.24	.24	.48	(.25)	13.81	3.58	3			1.64	(5)	1.64	(5)	3.38	(5)
Class 529-C:
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.38	75			1.53		1.51		3.12
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.21	69			1.57		1.55		2.36
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.59	55			1.58		1.58		1.94
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.78	40			1.58		1.58		1.74
Period from 2/19/2002 to 8/31/2002	13.59	.25	.23	.48	(.26)	13.81	3.58	11			1.63	(5)	1.63	(5)	3.36	(5)
Class 529-E:
Year ended 8/31/2006	13.63	.49	(.24)	.25	(.49)	13.39	1.89	7			1.02		1.00		3.63
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.73	6			1.06		1.04		2.88
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	5			1.06		1.06		2.44
Year ended 8/31/2003	13.81	.34	(.02)	.32	(.39)	13.74	2.30	3			1.06		1.06		2.28
Period from 3/15/2002 to 8/31/2002	13.43	.24	.40	.64	(.26)	13.81	4.79	1			.51		.51		1.73
Class 529-F:
Year ended 8/31/2006	13.63	.55	(.24)	.31	(.55)	13.39	2.39	18			.52		.50		4.15
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.05	12			.72		.70		3.22
Year ended 8/31/2004	13.74	.38	.08	.46	(.40)	13.80	3.37	7			.81		.81		2.67
Period from 9/16/2002 to 8/31/2003	13.86	.30	(.02)	.28	(.40)	13.74	2.00	3			.81	(5)	.81	(5)	2.23	(5)

Class R-1:
Year ended 8/31/2006	$13.63	$.43	$(.24)	$.19	$(.43)	$13.39	1.43%	$5			1.58%		1.46%		3.17%
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.30	4			1.59		1.47		2.46
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.68	3			1.62		1.48		2.03
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.87	2			1.85		1.48		1.61
Period from 6/13/2002 to 8/31/2002	13.63	.09	.18	.27	(.09)	13.81	2.02	-		(6)	.38		.31		.69
Class R-2:
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.45	106			1.77		1.44		3.19
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.34	93			1.80		1.43		2.49
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.72	71			1.89		1.45		2.05
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.90	40			1.99		1.44		1.55
Period from 5/31/2002 to 8/31/2002	13.61	.11	.21	.32	(.12)	13.81	2.34	1			.48		.37		.80
Class R-3:
Year ended 8/31/2006	13.63	.48	(.24)	.24	(.48)	13.39	1.83	105			1.09		1.05		3.57
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.72	90			1.09		1.05		2.87
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	63			1.10		1.07		2.43
Year ended 8/31/2003	13.81	.33	(.02)	.31	(.38)	13.74	2.29	37			1.13		1.06		1.99
Period from 6/26/2002 to 8/31/2002	13.69	.09	.13	.22	(.10)	13.81	1.58	1			.25		.20		.64
Class R-4:
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	33			.71		.68		3.96
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	24			.71		.69		3.25
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.47	13			.71		.71		2.74
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.64	5			.73		.71		2.55
Period from 6/27/2002 to 8/31/2002	13.66	.09	.16	.25	(.10)	13.81	1.87	-		(6)	.16		.13		.68
Class R-5:
Year ended 8/31/2006	13.63	.57	(.24)	.33	(.57)	13.39	2.51	66			.41		.38		4.24
Year ended 8/31/2005	13.80	.48	(.16)	.32	(.49)	13.63	2.40	66			.39		.37		3.53
Year ended 8/31/2004	13.74	.44	.08	.52	(.46)	13.80	3.81	65			.39		.39		3.11
Year ended 8/31/2003	13.81	.43	(.02)	.41	(.48)	13.74	2.97	45			.40		.40		3.10
Period from 5/15/2002 to 8/31/2002	13.52	.18	.29	.47	(.18)	13.81	3.49	27			.13		.13		1.28

	Year ended August 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	71%	76%	68%	65%	59%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:
We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the investment portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP
Costa Mesa, California
October 10, 2006


Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2006:

U.S. government income that may be exempt from state taxation   $37,210,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.